PROSPECTUS
July 27, 2009
(Supplemented on January 19, 2010)

Seasons Series Trust
(Class 3 Shares)

•  Real Return Portfolio (formerly, Strategic Fixed Income Portfolio)
•  Allocation Growth Portfolio
•  Allocation Moderate Growth Portfolio
•  Allocation Moderate Portfolio
•  Allocation Balanced Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series, 5 of which are included in this prospectus (“Portfolios”) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolios” and the glossary.

Individuals cannot invest in the Portfolios directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with SunAmerica Asset Management Corp., the investment adviser and manager (“SAAMCo” or the “Adviser”). The term “Manager” as used in this prospectus means either SAAMCo or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

The Real Return Portfolio and the “Managed Allocation Portfolios,” are available as variable investment options under Variable Contracts offered by the Life Insurance Companies.

Each Managed Allocation Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing its assets in a combination of Seasons Portfolios (the “Underlying Portfolios”).

Q: What are the Portfolios’ investment goals and principal investment strategies?

Q&A

A:	Each Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy.
A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days’ notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

The following chart shows the investment goal and principal investment strategy of each of the Seasons Portfolios.

“Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Portfolio	Investment Goal	Principal Investment Strategy

Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)	total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	investing, under normal circumstances, primarily in inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments

As part of its investment strategy, the Real Return Portfolio may also invest in debt securities that are not inflation-indexed and derivative instruments, such as forwards, futures contracts or swap agreements in an effort to enhance returns, provide inflation hedges or foreign currency hedges, increase market exposure and investment flexibility, or to adjust exposures.

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Each Managed Allocation Portfolio invests its assets in a combination of the Underlying Portfolios rather than investing directly in stocks, bonds, cash and other investments. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

The following chart shows the investment goal and principal investment strategy of each of the Managed Allocation Portfolios.

Managed Allocation Portfolios

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Allocation Growth Portfolio	long-term capital appreciation	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 80% of its net assets in equity portfolios.

Allocation Moderate Growth Portfolio	long-term capital appreciation	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 30% and no more than 90% of its net assets in equity portfolios and at least 10% and no more than 70% of its net assets in fixed income portfolios.

Allocation Moderate Portfolio	long-term capital appreciation and moderate current income	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 20% and no more than 80% of its net assets in equity portfolios and at least 20% and no more than 80% of its net assets in fixed income portfolios.

Allocation Balanced Portfolio	long-term capital appreciation and current income	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests no more than 70% of its net assets in equity portfolios.

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Additional information about the principal investment techniques of the Managed Allocation Portfolios.

The Managed Allocation Portfolios may invest in a combination of the following Underlying Portfolios: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio, Real Return Portfolio, Cash Management Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio, Focus Growth and Income Portfolio, and Focus Value Portfolio. However, the Managed Allocation Portfolios may not utilize all of the available Underlying Portfolios to meet their investment goals. The Underlying Portfolios have been selected to represent a reasonable range of investment options for each Managed Allocation Portfolio.

For each Managed Allocation Portfolio, the Manager determines a target asset class allocation which it Reviews periodically. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, inflation adjusted, emerging markets), and cash equivalents. Based on these target asset class allocations, the Manager determines a range and a target portfolio allocation in which each Managed Allocation Portfolio will invest in the Underlying Portfolios. The Manager may change the asset allocation ranges and the percentage invested in any of the Underlying Portfolios from time to time. The following chart reflects the percentage in which each Managed Allocation Portfolio was invested in the Underlying Portfolios as of March 31, 2009.

		Allocation
	Allocation	Moderate	Allocation	Allocation
	Growth	Growth	Moderate	Balanced
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Large Cap Growth Portfolio	19.3%	15.4%	13.8%	10.4%

Focus Growth Portfolio	2.0%	1.3%	1.4%	1.0%

Large Cap Value Portfolio	24.5%	22.4%	20.1%	17.5%

Focus Value Portfolio	3.0%	2.5%	2.0%	2.0%

Mid Cap Growth Portfolio	1.8%	1.2%	1.0%	0.5%

Mid Cap Value Portfolio	5.1%	4.6%	4.5%	3.5%

Small Cap Portfolio	15.6%	11.2%	8.0%	4.5%

International Equity Portfolio	25.8%	18.9%	15.5%	11.6%

Diversified Fixed Income Portfolio	1.0%	16.3%	21.0%	33.7%

Real Return Portfolio*	1.9%	6.2%	12.7%	15.3%

*	Effective January 19, 2010, the Strategic Fixed Income Portfolio was renamed the Real Return Portfolio.

Due to market movements, portfolio management decisions or cash flow considerations, the Manager may determine that a Managed Allocation Portfolio’s investments in the Underlying Portfolios requires adjustments in order to meet its target asset class allocation. Generally, the Manager will manage the investments among the Underlying Portfolios for each Managed Allocation Portfolio to match its target asset class allocation and to rebalance assets back to the target asset class allocation as it deems necessary.

As an investor in a Managed Allocation Portfolio, you pay the expenses of such Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios in which the Managed Allocation Portfolio invests.

For more complete information about the investment strategies and techniques of the Underlying Portfolios in which the Managed Allocation Portfolios intend to invest, see the charts herein.

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Q:	What are the principal risks of investing in the Portfolios?

A:	The performance of the Managed Allocation Portfolios directly reflects the performance of the Underlying Portfolios in which the Managed Allocation Portfolios invest. Therefore, the performance of a Managed Allocation Portfolio depends both on its allocation among the Underlying Portfolios and the Underlying Portfolios’ ability to meet their investment goals. The Manager may not accurately assess the attractiveness or risk potential of particular Underlying Portfolios, asset classes, or investment styles.

The following section describes the principal risks of each Portfolio. The charts herein also describe various additional risks. Each Managed Allocation Portfolio is also exposed to the risks of its Underlying Portfolios.

Management Risks

Each Managed Allocation Portfolio is subject to the risk that the selection of the Underlying Portfolios and the target asset class allocation and reallocation of Managed Allocation Portfolio assets among the Underlying Portfolios may not produce the desired result. Similarly, the Real Return Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Equity Securities

Each Managed Allocation Portfolio may invest in certain Underlying Portfolios that invest in equity securities (“Underlying Equity Portfolios”), and the Allocation Growth, Allocation Moderate Growth and Allocation Moderate Portfolios invest primarily in Underlying Equity Portfolios. The Managed Allocation Portfolios are subject to the risks of changing market conditions generally. The Underlying Equity Portfolios include Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity, Focus Growth, Focus TechNet, Focus Growth and Income and Focus Value Portfolios which invest primarily in equity securities.

As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio’s investments in equity securities or the Managed Allocation Portfolio’s allocation to Underlying Equity Portfolios increases, which also increases the risk that you may lose money during declines in the stock market. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant benchmarks or other funds with comparable investment objectives and strategies.

Risks of Investing in Growth Stocks

Growth stocks are historically volatile, which will particularly affect the Managed Allocation Portfolios that invest in the following Underlying Equity Portfolios: Large Cap Growth, Large Cap Composite, Mid Cap Growth, Small Cap, Focus Growth, Focus Growth and Income and Focus TechNet Portfolios.

Risks of Investing in Value Stocks

The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, will particularly affect the following Underlying Equity Portfolios that the Managed Allocation Portfolios may invest: the Focus Growth and Income, Focus Value, Large Cap Value and Mid Cap Value Portfolios.

Risks of Indexing

Each of the Managed Allocation Portfolios may invest in certain Underlying Portfolios in which a component of such Underlying Portfolios is managed to track the performance of an index. A component of the following Underlying Portfolios is managed to track the performance of an index: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio. The Manager of such components may endeavor to track the index by

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purchasing every stock included in the index in the same proportions. In the alternative, the Manager may invest in a sampling of index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select a basket of stocks whose performance will closely track the performance of the underlying index. This will usually result in a Portfolio in which the various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the index. If this component of such Portfolio does not adequately track the characteristics of the index, it is likely that the performance of this component will not be similar to the performance of the index and, therefore, may have an impact on the overall performance of the Portfolio. The index component will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, raising funds to meet redemptions or rebalancing the portfolio, even if there are adverse developments concerning a particular security, company or industry.

Risks of Investing in Inflation-Indexed Securities

The Real Return Portfolio and the Managed Allocation Portfolios that invest in the Real Return Portfolio, as an Underlying Portfolio, are subject to the risks of investing in inflation-indexed securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds (“TIPS”), even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

Risks of Investing in Technology Companies

Each of the Managed Allocation Portfolios may invest in an Underlying Portfolio which may invest in technology companies. The Focus TechNet Portfolio invests at least 80% of its net assets in securities of companies that the Managers believe will benefit significantly from technological advances or improvements (“technology companies”). Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio may be considerably more volatile than those of a portfolio that does not invest in technology companies. Technology company risk will also affect the Mid Cap Growth Portfolio.

Risks of Investing in Bonds

Each of the Managed Allocation Portfolios may invest in an Underlying Portfolio which invests in bonds (Diversified Fixed Income and Real Return Portfolios) (each, an “Underlying Fixed Income

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Portfolio”). The Managed Allocation Portfolios are subject to the risks to which an Underlying Fixed Income Portfolio is exposed. The Real Return Portfolio invests significantly in bonds.

As with any bond fund, the value of your investment in the Real Return Portfolio or the Managed Allocation Portfolios (by virtue of their Underlying Fixed Income Portfolios) may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

Risks of Investing in Junk Bonds

Each of the Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in high yield/high risk securities, known as “junk bonds,” which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you. All Underlying Portfolios except the Mid Cap Growth, Real Return and Cash Management Portfolios may invest to varying degrees in junk bonds.

Risks of Investing in Money Market Securities

Each of the Managed Allocation Portfolios may invest in the Cash Management Portfolio, as an Underlying Portfolio. While an investment in the Cash Management Portfolio should present the least market risk of any of the Portfolios, you should be aware that an investment in this Portfolio is subject to the risks that the value of its investments in high-quality short-term debt obligations (“money market securities”) may be affected by changes in interest rates, changes in the rating of an issuer of a money market security and the ability of an issuer to make payments of interest and principal. Additional risks may be found in the section titled “More Information about the Portfolios.” Cash Management Portfolio does not seek to maintain a stable net asset value of $1.00. In periods of very low short-term interest rates, the Cash Management Portfolio’s yield may become negative, which may result in a decline in the value of your investment in the Portfolio.

Risks of Investing Internationally

Each of the Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in foreign securities. The International Equity Portfolio invests at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. All Portfolios except the Cash Management Portfolio may invest in foreign securities.

Risks of Investing in Emerging Market Countries

Each Managed Allocation Portfolio may invest in the Underlying Portfolios that may invest in issuers in emerging market countries. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. Each Portfolio other than the Cash Management Portfolio may invest in issuers in emerging market countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade.

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Risks of Investing in Derivatives

The Real Return Portfolio and the Managed Allocation Portfolios that invest in the Real Return Portfolio, as an Underlying Portfolio, are subject to the risks of investing in derivatives. A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Risks of Investing in Smaller Companies

Each of the Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in stocks of smaller companies. The Small Cap Portfolio invests at least 80% of net assets in equity securities of smaller companies. Stocks of smaller companies and to a lesser extent, mid-cap companies, may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the Mid Cap Growth and Small Cap Portfolios. All Portfolios except the Diversified Fixed Income, Real Return and Cash Management Portfolios may invest in equity securities of smaller companies.

Risks of Investing in “Non-Diversified” Portfolios

The Real Return, Diversified Fixed Income and Cash Management Portfolios are “diversified.” All other Portfolios are “non-diversified,” which means that each can invest a larger portion of its assets in the stock of a single company (including one of the Underlying Portfolios) than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Additional Principal Risks

Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Transition from the Strategic Fixed Income Portfolio to the Real Return Portfolio

During the transition period, from January 19, 2010 to on or about March 1, 2010, the Real Return Portfolio may hold significant amounts of securities selected pursuant to the principal investment strategy of the former Strategic Fixed Income Portfolio and be subject to the risks associated with those investments.

What were the Portfolio’s former investment goal and former principal investment strategy?

Former Strategic Fixed Income Portfolio
Investment Goal	Principal Investment Strategy
high level of current income and, secondarily, capital appreciation over the long term	under normal circumstances, invests at least 80% of net assets in multiple sectors of the fixed income market, including high yield bonds, foreign government and corporate debt securities from developed and emerging markets, mortgage-backed securities and U.S. government, agency and investment grade securities

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What were the principal risks of investing in the Portfolio under its former goal and strategy?

The Strategic Fixed Income Portfolio was subject to the following principal risks: the risk of investing in bonds, the risk of investing in junk bonds, the risk of investing internationally, and the risk of investing in emerging market countries. Each of these risks is described in the principal risk section of this prospectus, pages 6-9.

Q:	How have the Portfolios performed historically?

A:	The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and by comparing each Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

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REAL RETURN PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.20% (quarter ended 9/30/06) and the lowest return for a quarter was −10.56% (quarter ended 12/31/08). As of the most recent calendar quarter ended 12/31/09 the year-to-date return was 24.84%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2008)	One Year	Inception[6]
Real Return Portfolio	−15.37%	−0.99%

Barclays Capital U.S. Aggregate Index[1]	5.24%	4.62%

J.P. Morgan Emerging Market Bond Index Plus[2]	−9.70%	4.19%[7]

Merrill Lynch High Yield Master II Index[3]	−26.39%	−4.07%[7]

Citigroup Mortgage-backed Securities Index[4]	8.49%	6.05%[7]

Blended Benchmark Index[5]	−9.80%	2.12%[7]

Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD)[8]	−0.01%	3.35%

Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index[9]	−2.43%	2.98%

Effective December 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio. Effective December 1, 2009, Wellington Management Company, LLP (“Wellington Management”) replaced AIG Global Investment Corp. as manager of a component of the former Strategic Fixed Income Portfolio. Effective, January 19, 2010, Wellington Management became the sole manager of the Portfolio by replacing Franklin Advisors, Inc. and Western Asset Management Company.

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate) Index provides a broad view of performance of the U.S. fixed income market.
[2]	The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.
[3]	The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly traded in the U.S. domestic market.
[4]	The Citigroup Mortgage-backed Securities Index is an index of 30- and 15-year mortgages related securities issued by U.S. government agencies.
[5]	The Blended Benchmark Index consists of 33.33% J.P. Mortgage Emerging Market Bond Plus Index, 33.33% Merrill Lynch High Yield Master II Index and 33.34% Citigroup Mortgage-backed Securities Index.

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[6]	Inception date for Class 3 shares is February 14, 2005.
[7]	Index inception return is from the month end following the inception date.
[8]	Effective January 19, 2010, the Portfolio selected the Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) for performance comparisons. The change was made from the Barclays Capital U.S. Aggregate Index to the Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) because the new index will be more representative of the Portfolio’s investment strategy. The Barclays Capital World Government Inflation Linked 1-10 year Index (Hedged) measures the performance of the major government inflation-linked bond markets. This index includes securities with maturities greater than one year but less than 10 years and is hedged to the US Dollar.
[9]	Effective January 19, 2010, the Portfolio selected the Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index for performance comparisons. The change was made from the Barclays Capital U.S. Aggregate Index to the Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index because the new index will be more representative of the Portfolio’s investment strategy. The Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of inflation-protected securities issued by the US Treasury with maturities greater than one year but less than 10 years.

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ALLOCATION GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 7.68% (quarter ended 12/31/06) and the lowest return for a quarter was −21.89% (quarter ended 12/31/08). As of the most recent calendar quarter ended 12/31/09 the year-to-date return was 31.02%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2008)	One Year	Inception[4]
Allocation Growth Portfolio	−38.93%	−5.13%

S&P 500 Index[1]	−37.00%	−5.27%

Barclays Capital U.S. Aggregate Index[2]	5.24%	4.62%

Blended Benchmark Index[3]	−35.26%	−4.76%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 95% S&P 500 Index and 5% Barclays Capital U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

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ALLOCATION MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 6.75% (quarter ended 12/31/06) and the lowest return for a quarter was −18.40% (quarter ended 12/31/08). As of the most recent calendar quarter ended 12/31/09 the year-to-date return was 25.97%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2008)	One Year	Inception[4]
Allocation Moderate Growth Portfolio	−33.77%	−3.87%

S&P 500 Index[1]	−37.00%	−5.27%

Barclays Capital U.S. Aggregate Index[2]	5.24%	4.62%

Blended Benchmark Index[3]	−29.84%	−3.21%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

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ALLOCATION MODERATE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.76% (quarter ended 12/31/06) and the lowest return for a quarter was −15.58% (quarter ended 12/31/08). As of the most recent calendar quarter ended 12/31/09 the year-to-date return was 24.83%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2008)	One Year	Inception[4]
Allocation Moderate Portfolio	−28.98%	−2.83%

S&P 500 Index[1]	−37.00%	−5.27%

Barclays Capital U.S. Aggregate Index[2]	5.24%	4.62%

Blended Benchmark Index[3]	−24.07%	−1.69%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 65% S&P 500 Index and 35% Barclays Capital U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

15	Seasons Series Trust

ALLOCATION BALANCED PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended 12/31/06) and the lowest return for a quarter was −12.02% (quarter ended 12/31/08). As of the most recent calendar quarter ended 12/31/09 the year-to-date return was 21.44%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2008)	One Year	Inception[4]
Allocation Balanced Portfolio	−23.38%	−1.73%

S&P 500 Index[1]	−37.00%	−5.27%

Barclays Capital U.S. Aggregate Index[2]	5.24%	4.62%

Blended Benchmark Index[3]	−17.94%	−0.18%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

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EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

If you are invested in a Managed Allocation Portfolio, you pay the expenses of that Portfolio and indirectly pay a proportionate share of the expenses of an Underlying Portfolio. The amount of indirect expenses borne by a Managed Allocation Portfolio is based upon the percentage of its assets that are allocated to the Underlying Portfolios. Because the annual operating expenses of each Underlying Portfolio, and a Managed Allocation Portfolio’s allocation to that Underlying Portfolio, will vary from year to year, the indirect expenses borne by the Managed Allocation Portfolio will vary from year to year.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)*

		Allocation	Allocation
	Real Return	Growth	Moderate Growth
	Portfolio(1)	Portfolio(2)	Portfolio(2)
	Class 3	Class 3	Class 3

Management Fees	0.60%	0.10%	0.10%
Service (12b-1) Fees	0.25%	None (3)	None (3)
Other Expenses	0.16%	0.06%	0.05%
Acquired Fund Fees and Expenses	N/A	1.27%	1.24%
Total Annual Portfolio Operating Expenses	1.01%	1.43%	1.39%

	Allocation	Allocation
	Moderate	Balanced
	Portfolio(2)	Portfolio(2)
	Class 3	Class 3

Management Fees	0.10%	0.10%
Service (12b-1) Fees	None (3)	None (3)
Other Expenses	0.06%	0.07%
Acquired Fund Fees and Expenses	1.21%	1.18%
Total Annual Portfolio Operating Expenses	1.37%	1.35%

*	Annual Portfolio Operating Expenses for each Portfolio may be higher or lower than the operating expenses shown, based upon certain factors, including, but not limited to, increases or decreases in a Portfolio’s assets. If the operating expenses are higher, you could pay more than the amount shown in the table if you buy or hold shares of the Portfolio.

(1)	The management fee for the Real Return Portfolio was decreased effective January 19, 2010. The expense information in the table reflects the current fees as if they had been in effect during the entire fiscal year and, therefore, the “Total Annual Portfolio Operating Expenses” shown in the table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table.

(2)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of average net assets provided in the Financial Highlights table which reflects the operating expenses of the Portfolios and do not include Acquired Portfolio Fees and Expenses.

(3)	Each Underlying Portfolio has a 12b-1 service fee of up to 0.25%.

17	Seasons Series Trust

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Real Return Portfolio Class 3 Shares	$103	$322	$558	$1,236
Allocation Growth Portfolio(1) Class 3 Shares	$146	$452	$782	$1,713
Allocation Moderate Growth Portfolio(1) Class 3 Shares	$142	$440	$761	$1,669
Allocation Moderate Portfolio(1) Class 3 Shares	$139	$434	$750	$1,646
Allocation Balanced Portfolio(1) Class 3 Shares	$137	$428	$739	$1,624

(1)	The Example includes the estimated indirect expenses of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios invest.

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MORE INFORMATION ABOUT THE PORTFOLIOS

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following charts summarize information about each Portfolio’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio through the various Variable Contracts.

Seasons Portfolios

Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)

What are the Portfolio’s principal investments?	• Inflation-adjusted debt securities:
  – U.S. Treasury inflation-indexed securities
  – Foreign government and foreign government agency inflation-indexed securities
  – Emerging market inflation-indexed securities
– Corporate inflation-indexed securities

What other types of investments may the Portfolio significantly invest in?	• Debt securities that are not inflation-indexed
• Derivatives instruments:
  – forward contracts, including TIPS and U.S. Treasury bond forwards and forward foreign currency exchange contracts
  – futures contracts
  – swap agreements such as inflation swaps, index, interest rate, mortgage and total return swaps, caps, floors and collars
– inflation-linked structured finance securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	– U.S. government securities
  – Corporate debt instruments
  – Inflation-adjusted debt securities
    – U.S. Government agency and instrumentalities inflation-indexed securities
  – Hybrid instruments
  – Sovereign and supranational securities
  – Repurchase and reverse repurchase
  – agreements
  – Short-term investments
– Defensive instruments

What risks normally affect the Portfolio?	• Active trading
• Concentration
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Inflation-indexed securities risk
• Interest rate fluctuations
• Issuer risk
• Repurchase agreements
• Risk of investing in money market securities
• Risk of variation of return
• Securities selection
• U.S. government obligations

19	Seasons Series Trust

Managed Allocation Portfolios

	Allocation Growth Portfolio	Allocation Moderate Growth Portfolio	Allocation Moderate Portfolio	Allocation Balanced Portfolio

What are the Portfolio’s principal investments?	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities

What other types of investments may the Portfolio invest in?	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios

What risks normally affect the Portfolio (directly or by investing in the Underlying Portfolios)?	• Securities selection • Non-diversification • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversification • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversification • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversification • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives

Underlying Portfolios

The Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of large companies selected through a growth strategy.

The Large Cap Composite Portfolio seeks long-term growth of capital and growth of dividend income by investing, under normal circumstances, at least 80% of its net assets in equity securities of large companies that offer the potential for long-term growth of capital or dividends.

The Large Cap Value Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of large companies selected through a value strategy.

The Mid Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium-sized companies selected through a growth strategy.

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The Mid Cap Value Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium-sized companies selected through a value strategy.

The Small Cap Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of small companies.

The International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S.

The Diversified Fixed Income Portfolio seeks relatively high current income and secondarily capital appreciation by investing, under normal circumstances, at least 80% of its net assets in fixed income securities including U.S. and foreign government securities, mortgage-backed securities, investment grade debt securities, and high yield/high risk bonds.

The Real Return Portfolio seeks total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management by investing, under normal circumstances, primarily in inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury or U.S. government agencies and instrumentalities and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments.

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The Focus Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria without regard to market capitalization.

The Focus TechNet Portfolio seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that are believed to benefit significantly from technological advances or improvements without regard to market capitalization. Under normal circumstances, at least 80% of its net assets will be invested in such securities.

The Focus Growth and Income Portfolio seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that are believed to have elements of growth and value, issued by large cap companies including those that offer the potential for a reasonable level of current income. A growth orientation or value orientation may be emphasized at any particular time.

The Focus Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of a value criteria, without regard to market capitalization.

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Transition from the Strategic Fixed Income Portfolio to the Real Return Portfolio

During the transition period, from January 19, 2010 to on or about March 1, 2010, the Real Return Portfolio may hold investments selected pursuant to the investment policies of the former Strategic Fixed Income Portfolio and be subject to the risks associated with those investments, as listed in the table below.

Former Strategic Fixed Income Portfolio

What are the Portfolio’s principal investments?	• High yield (junk bonds) (up to 75%) • Foreign securities:
– emerging market governmental securities
– emerging market corporate debt instruments
– eurobonds
– brady bonds
• Mortgage-backed securities
• Investment grade fixed income securities

What other types of investments may the Portfolio significantly invest in?	• Asset-backed securities • Currency transactions
• Short-term investments
• Commercial mortgage-backed securities (CMBs)
• Home equity loan asset-backed securities (HELs)
• Manufactured housing asset-backed securities (MHs)
• Mortgage pass-through securities, including ARMs
• Collateralized mortgage obligations (CMOs)
• Convertible securities
• Preferred stocks
• Zero coupon bonds
• Extendable Commercial Notes (ECNs)
• PIK bonds
• Deferred payment securities
• Roll transactions

What other types of investments may the Portfolio use as a part of efficient portfolio management or to enhance return?	• Currency baskets • Emerging markets • Options and futures • Hybrid instruments (up to 10)%
• Interest rate swaps, mortgage rate swaps, caps, floors and collars
• Special situations
• Short sales
• Loan participation and assignments
• Forward foreign currency exchange contracts
• Forward commitments
• Borrowing for temporary or emergency purposes (up to 33 1/3)%
• Inverse floaters
• Variable and floating rate obligations

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Liquidity risk for mortgage- and asset-backed securities
• Market volatility
• Prepayment
• Securities selection
• Short sales
• U.S. government obligations

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GLOSSARY

Investment Terminology

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Underlying Portfolios and the indices described below change over time. An Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, including Underlying Portfolios:

–	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

–	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $829 million to $12 billion.

–	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income

23	Seasons Series Trust

security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. Government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager).

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below

Seasons Series Trust	24

investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Index swaps involve the exchange of value based on changes in an index, such as the CPI, that could provide inflation protection or provide a hedge to such inflation-indexed securities.

Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. Government agencies, foreign governments and foreign government agencies, and private corporations or entities.

Interest rate swaps, mortgage swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of interest payments is based, is tied to a reference pool or pools of mortgages.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, currencies or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security, or other asset or currency, at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. A Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

25	Seasons Series Trust

About the Indices

•	Barclays Capital U.S. Aggregate Index combines several Barclays Capital fixed-income indices to give a broad view of the performance of the U.S. fixed income market.

•	The Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of inflation-protected securities issued by the US Treasury with maturities greater than one year but less than 10 years.

•	The Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) measures the performance of the major government inflation-linked bond markets. This index includes securities with maturities greater than one year but less than 10 years and is hedged to the US Dollar.

•	S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, for the Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide each Portfolio’s portfolio turnover rate, except for the Cash Management Portfolio for each fiscal year in the past five years or since inception.

Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of a Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Call risk:  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Concentration:  A Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with lowered ratings typically issue junk bonds. In

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addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Extension risk:  The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth stocks:  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

Hedging:  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Inflation-indexed securities risk:  Inflation indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation

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when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and may be supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

Interest rate fluctuations:  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Cash Management Portfolio’s yield may become negative, which may result in a decline in the value of your investment in the Portfolio.

Initial public offering investing:  A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods or time.

Issuer risk:  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Junk Bonds:  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default.

Liquidity risk for mortgage- and asset-backed securities:  Beginning in the second half of 2007 and continuing through 2008 and into 2009, the market for mortgage-backed securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Market volatility:  The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Non-diversification:  A Portfolio that is organized as a “non-diversified” portfolio may invest a larger portion of its assets in the stock of a single company than a diversified fund, and thus they can concentrate in a smaller number of issuers. A non-diversified portfolio’s risk is increased because the effect of the performance of each security on the Portfolio’s overall performance is greater.

Prepayment:  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Repurchase agreements:  Repurchase agreements are agreements in which the seller of a security to a Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date.

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Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Portfolio’s income and the value of your investment in the Portfolio to decline.

Risks of investing in money market securities:  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Cash Management Portfolio does not seek to maintain a stable net asset value.

Risk of variation of return:  The amount of return accrued by a Portfolio on a daily basis generally depends on the amount of income and/or dividends received by a Portfolio on the securities it holds and can vary from day to day. If the income and/or dividends a Portfolio receives from its investments decline, a Portfolio may not be able to accrue a positive return or may have to record a reduction in the value of its shares.

Securities selection:  A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Small and medium sized companies:  Companies with smaller market capitalizations (particularly under $1 billion, depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data on these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

U.S. government obligations:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; they may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Furthermore, the value of FNMA and the FHLMC securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans and to extend credit to FNMA and FHLMC through emergency funds and the purchase of the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the FNMA and FHLMC is unclear. In addition, FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Additional Types of Investments — Former Strategic Fixed Income Portfolio

Borrowing for temporary or emergency purposes involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio’s net asset value and the cost may reduce the Portfolio’s return.

Brady bonds are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. For further information regarding Brady bonds, please see the supplemental glossary in the Statement of Additional Information, which is incorporated by reference into this prospectus.

A currency basket consists of specified amounts of currencies of certain foreign countries.

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Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to generate income. For example, a Portfolio may enter into foreign forward currency exchange contracts to gain exposure to a country or region.

Extendable Commercial Notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. For further information regarding ECNs, please see the supplemental glossary in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

Inverse Floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon, maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

A special situation arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

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MANAGEMENT

Investment Adviser and Manager

SunAmerica Asset Management Corp. SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for the Portfolios, manages the investments for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $31.6 billion as of March 31, 2009. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company. SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SAAMCo manages portions of the following Underlying Portfolios: Large Cap Composite, Small Cap, Diversified Fixed Income, Focus Growth, Focus TechNet and Focus Growth and Income Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of each Portfolio is available in the annual or semi-annual shareholder reports.

For the fiscal year ended March 31, 2009 each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Real Return Portfolio*	0.80%
Allocation Growth Portfolio	0.10%
Allocation Moderate Growth Portfolio	0.10%
Allocation Moderate Portfolio	0.10%
Allocation Balanced Portfolio	0.10%

*	Effective January 19, 2010, a new management fee schedule was adopted with an effective fee rate of 0.60% based on the Portfolio’s average net assets.

SAAMCo compensates the Subadvisers out of the fees that it receives from the Portfolios. SAAMCo may terminate any agreement with a Subadviser without shareholder approval. Moreover, SAAMCo has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers that have no affiliation with SAAMCo (“unaffiliated Subadvisers”) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that

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would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers is unaffiliated with SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

Portfolio Management

The management of each Portfolio is summarized in the following tables.

Portfolio	Portfolio Managers

Real Return Portfolio	• Wellington Management

Allocation Growth Portfolio	• Ibbotson

Allocation Moderate Growth Portfolio	• Ibbotson

Allocation Moderate Portfolio	• Ibbotson

Allocation Balanced Portfolio	• Ibbotson

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SAAMCo is responsible for making the day-to-day investment decisions for a component of each of the following Underlying Portfolios: Large Cap Composite Portfolio, Small Cap Portfolio, Diversified Fixed Income Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio and Focus Growth and Income Portfolio.

Information about the Subadvisers

Allocation Growth Portfolio
Allocation Moderate Growth Portfolio
Allocation Moderate Portfolio
Allocation Balanced Portfolio

Ibbotson Associates Advisors, LLC. (Ibbotson) is a wholly owned subsidiary of Ibbotson Associates, Inc. Ibbotson has principal offices at 22 W. Washington Street, Chicago, Illinois 60602. Ibbotson provides subadvisory services to financial service firms. As of September 30, 2009, Ibbotson had approximately $16.9 billion in assets under management.

The Managed Allocation Portfolios are managed by Peng Chen, Ph.D., CFA, Carrie Scherkenbach, and Scott Wentsel, CFA, CFP. Peng Chen has served as president of Ibbotson since September 2006. Mr. Chen served as Chief Investment Officer from 2004 to 2008. He also was Director of Research from 2000 to 2004 and joined the firm in 1997. Ms. Scherkenbach has been with Ibbotson since 1999. Scott Wentsel joined Ibbotson as a senior portfolio manager in 2005. Previously, Mr. Wentsel held positions at Van Kampen and Scudder Investments.

Real Return Portfolio

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $506 billion in assets. The firm-wide assets do not include agency mortgaged-backed security pass-through accounts managed for the Federal Reserve.

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The Real Return Portfolio is managed by Lindsay Thrift Politi. Ms. Politi is a Vice President and Fixed Income Portfolio Manager of Wellington Management and has served as the Portfolio Manager for the Real Return Portfolio since January 2010. Ms. Politi joined Wellington Management as an investment professional in 2000, became a fixed income portfolio manager in 2006, and a Vice President in 2008.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SAAMCo and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolios, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadvisers.

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ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolios available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service Fees

Class 3 shares of Real Return Portfolio and the Underlying Portfolios, are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the Life Insurance Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Insurance Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these service fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of each Managed Allocation Portfolio are not subject to a Rule 12b-1 plan. However, the Class 3 shares of the Underlying Portfolios in which the Managed Allocation Portfolios are invested are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of the Underlying Portfolios’ Class 3 shares. Because the cost of these service fees are borne indirectly by the Class 3 shares of each Managed Allocation Portfolio on an ongoing basis, over time, these fees will increase the cost of your investment in the Managed Allocation Portfolios and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single

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standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges for foreign equity securities that trade on weekends or other days when the Trust does not price its shares. As a result, the value of such foreign securities may change on days when the Trust is not open for purchase or redemptions.

Buy and sell shares. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, the shares are subject to service fees pursuant to a 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio and share class on which they were paid.

Taxes. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Insurance Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Seasons Series Trust	36

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Class 3 Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

													Ratio of
					Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Real Return Portfolio Class 3 (formerly, Strategic Fixed Income Portfolio)

02/14/05- 03/31/05†	$10.00	$0.04	$(0.38)	$(0.34)	$—	$—	$—	$9.66	(3.40)%	$17,193	1.55	%#(1)	3.59	%#(1)	5%
03/31/06	9.66	0.48	0.23	0.71	(0.29)	(0.01)	(0.30)	10.07	7.45	48,116	1.47	(1)	4.59	(1)(2)	42
03/31/07	10.07	0.52	0.29	0.81	(0.38)	(0.01)	(0.39)	10.49	8.07	97,104	1.21	(2)	5.21	(2)	91
03/31/08	10.49	0.57	(0.59)	(0.02)	(0.53)	(0.06)	(0.59)	9.88	(0.29)	130,564	1.26	(2)	5.59	(2)	102
03/31/09	9.88	0.57	(1.80)	(1.23)	(0.61)	—	(0.61)	8.04	(12.14)	113,134	1.21		6.35		102

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
#	Annualized
†	Commencement of Operations
(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/05	03/31/06

Real Return Portfolio Class 3	1.41%	(0.09)%

(2)	Gross of Custody Credits of 0.01%

37	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

													Ratio of
					Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	(000’s)	net assets(2)		net assets(2)		turnover

Allocation Growth Portfolio Class 3

02/14/05- 03/31/05†	$10.00	$(0.00)	$(0.15)	$(0.15)	$—	$—	$—	$9.85	(1.50)%	$5,308	0.35	%#(1)	(0.35	)%#(1)	1%
03/31/06	9.85	0.02	1.62	1.64	(0.05)	(0.01)	(0.06)	11.43	16.61	63,384	0.34	(1)(3)	0.21	(1)(3)	24
03/31/07	11.43	0.04	1.26	1.30	—	(0.05)	(0.05)	12.68	11.36	180,221	0.14	(1)(4)	0.38	(1)(4)	9
03/31/08	12.68	0.16	(0.85)	(0.69)	(0.13)	(0.22)	(0.35)	11.64	(5.68)	195,554	0.16		0.52		19
03/31/09	11.64	0.10	(4.64)	(4.54)	(0.33)	(0.79)	(1.12)	5.98	(39.60)	103,756	0.16		1.06		21

Allocation Moderate Growth Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.17)	(0.17)	—	—	—	9.83	(1.70)	3,314	0.35	#(1)	(0.35	)#(1)	5
03/31/06	9.83	0.08	1.34	1.42	(0.09)	(0.01)	(0.10)	11.15	14.40	99,205	0.28	(3)	0.82	(3)	21
03/31/07	11.15	0.10	1.08	1.18	—	(0.04)	(0.04)	12.29	10.62	259,625	0.13	(1)(4)	0.89	(1)(4)	11
03/31/08	12.29	0.34	(0.80)	(0.46)	(0.12)	(0.16)	(0.28)	11.55	(3.98)	428,731	0.14	(4)	1.15	(4)	13
03/31/09	11.55	0.17	(4.14)	(3.97)	(0.21)	(0.33)	(0.54)	7.04	(34.57)	387,825	0.15		1.80		25

Allocation Moderate Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.15)	(0.15)	—	—	—	9.85	(1.50)	3,388	0.35	#(1)	(0.35	)#(1)	0
03/31/06	9.85	0.15	1.02	1.17	(0.11)	(0.03)	(0.14)	10.88	11.93	69,582	0.31	(1)(3)	1.12	(1)(3)	29
03/31/07	10.88	0.15	0.92	1.07	—	(0.05)	(0.05)	11.90	9.82	169,941	0.14	(1)(4)	1.38	(1)(4)	17
03/31/08	11.90	0.49	(0.75)	(0.26)	(0.15)	(0.21)	(0.36)	11.28	(2.46)	236,123	0.16		1.70		24
03/31/09	11.28	0.21	(3.55)	(3.34)	(0.27)	(0.41)	(0.68)	7.26	(29.78)	186,675	0.16		2.27		36

Allocation Balanced Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.14)	(0.14)	—	—	—	9.86	(1.40)	3,958	0.35	#(1)	(0.35	)#(1)	0
03/31/06	9.86	0.14	0.54	0.68	(0.14)	(0.09)	(0.23)	10.54	9.29	40,900	0.35	(1)(3)	1.42	(1)(3)	67
03/31/07	10.54	0.18	0.76	0.94	—	(0.09)	(0.09)	11.39	8.89	82,257	0.19	(1)(4)	1.66	(1)(4)	15
03/31/08	11.39	0.24	(0.32)	(0.08)	(0.15)	(0.15)	(0.30)	11.01	(0.81)	122,746	0.19		2.09		23
03/31/09	11.01	0.28	(2.95)	(2.67)	(0.21)	(0.24)	(0.45)	7.89	(24.29)	122,808	0.17		2.96		28

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total returns would have been lower for each period presented. Total return does include expense reimbursements and reductions.
†	Commencement of Operations
#	Annualized
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/05#	03/31/06	03/31/07

Allocation Growth Portfolio Class 3	4.37%	(0.05)%	0.00%
Allocation Moderate Growth Portfolio Class 3	5.58	—	0.00
Allocation Moderate Portfolio Class 3	5.32	(0.04)	0.00
Allocation Balanced Portfolio Class 3	5.45	0.00	0.02

(2)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(3)	Gross of Custody Credits of 0.02%, 0.02%, 0.01% and 0.01% for Allocation Growth, Allocation Moderate Growth, Allocation Moderate and Allocation Balanced Portfolios.
(4)	Gross of Custody Credits of 0.01%

Seasons Series Trust	38

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios by contacting:

SunAmerica Annuity and Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

39	Seasons Series Trust